EXHIBIT 10.6
                         RECKSON ASSOCIATES REALTY CORP.
                     SUPPLEMENT TO THE AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                       RECKSON OPERATING PARTNERSHIP, L.P.
                                  ESTABLISHING
                              SERIES B COMMON UNITS
                                       OF
                          LIMITED PARTNERSHIP INTEREST

     In accordance with Sections 4.2 and 14.1 B(3) of the Amended and Restated Agreement of Limited Partnership, dated as of June 2, 1995, as amended on December 6, 1995, April 13, 1998, and June 30, 1998 (the "Partnership Agreement"), the Partnership Agreement is hereby supplemented to establish a class of 11,694,567 common units of limited partnership interest of Reckson Operating Partnership, L.P. (the "Partnership") which shall be designated "Class B Common Units" having the rights, preferences, powers, privileges and restrictions, qualifications and limitations granted to or imposed upon the Class B Exchangeable Common Stock issued by Reckson Associates Realty Corp. (the "Company" or "Corporation") (the "Class B Common Stock") as set forth below and which shall be issued to the Company. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Partnership Agreement.

     WHEREAS, the Company, the Partnership, Metropolitan Partners LLC ("Metropolitan") and Tower Realty Trust, Inc. ("Tower") executed a merger agreement on December 8, 1998, pursuant to which Tower will be merged into Metropolitan;

     WHEREAS, on this date the Company is issuing 11,694,567 shares of Class B Exchangeable Common Stock pursuant to the Articles Supplementary of the Company, as filed with the Maryland State Department of Assessments and Taxation on or about May 24, 1999 (the "Articles Supplementary"); and

     WHEREAS, pursuant to Section 4.2 of the Partnership Agreement, the Partnership desires to issue additional Partnership Units to the Company with substantially similar designations, preferences and other rights to the Series B Exchangeable Common Stock.

     NOW THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. Issuance of Class B Common Units

     Pursuant to Section 4.2 of the Partnership Agreement, the Partnership hereby issues 11,694,567 additional Partnership Interests (the "Class B Common Units") to the Company. The Class B Common Units will have substantially the same designations, preferences and other rights of the Class B Exchangeable Common Stock, as specified in this amendment and in Exhibit I. In consideration for the issuance of the Class B Common Units, the Company has made a Capital Contribution to the Partnership in an equal amount of shares of Class B Exchangeable Common Stock.

     Section 2. Amendment to Partnership Agreement

     Pursuant to Section 14.1.B(3) of the Partnership Agreement, the General Partner, as general partner of the Partnership and as attorney-in-fact for its Limited Partners, hereby amends the Partnership Agreement as follows:

          (A) Article 1 of the Partnership Agreement is hereby amended by adding the following definition of "Class B Common Units":

     "Class B Common Units" means the units of limited partnership interest issued to the Company on May 24, 1999, in connection with the issuance of the Class B Exchangeable Common Stock by the Company.

     "Common Units" means the units of limited partnership interest issued to the Company other than the Class B Common Units, the Series A Preferred Units, the Series B Preferred Units, the Series C Preferred Units, the Series D Preferred Units or any other series of units of limited partnership interest issued in the future and designated as preferred or otherwise different from the Common Units with respect to the payment of distributions, including distributions upon liquidation.

     Section 3. Continuation of Partnership Agreement

     The Partnership Agreement and this Amendment shall be read together and shall have the same force and effect as if the provisions of the Partnership Agreement and this Amendment were contained in one document. Any provisions of the Partnership Agreement not amended by this Amendment shall remain in full force and effect as provided in the Partnership Agreement immediately prior to the date hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Supplement to the Partnership Agreement as of the 24th day of May, 1999.

                           GENERAL PARTNER:

                           RECKSON ASSOCIATES REALTY CORP.


                           By:_____________________________________
                                    Name:
                                    Title:

                          EXISTING LIMITED PARTNERS:

                           By:      Reckson Associates Realty Corp.,
                                    as Attorney-in-Fact for the Limited Partners

                                    By:____________________________
                                             Name:
                                             Title:


                           Class B Common Unit Holder

                           RECKSON ASSOCIATES REALTY CORP.

                            By:____________________________________
                                    Name:
                                    Title:

                                    EXHIBIT I

                       RECKSON OPERATING PARTNERSHIP, L.P.

                 DESIGNATION OF THE VOTING POWERS, DESIGNATIONS,
                    PREFERENCES AND RELATIVE, PARTICIPATING,
                      OPTIONAL OR OTHER SPECIAL RIGHTS AND
                   QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS
                     OF THE CLASS B COMMON PARTNERSHIP UNITS

     The following are the terms of the Class B Common Partnership Units established pursuant to this Amendment:

     (A) Number. The maximum number of authorized Class B Common Partnership Units (the "Class B Common Units") shall be 11,694,567.

     (B) Distributions.

     (1) For any quarterly period, the holder of the Class B Common Units shall be entitled to receive, if, when and as authorized by the General Partner out of funds legally available for the payment of distributions, cash distributions in an amount per unit equal to the Class B Dividend Amount. Distributions on the Class B Common Units, if authorized, shall be payable quarterly in arrears on January 31, April 30, July 31 and October 31 of each year or, if not a Business Day, the next succeeding Business Day, commencing July 31, 1999 (each, a "Distribution Payment Date"). Distributions will be payable to the holder of the Class B Common Units with respect to the Class B Common Units held at the close of business on the applicable record date, which shall be such date designated by the General Partner for the payment of distributions that is not more than 30 nor less than 10 days prior to such Distribution Payment Date (each, a "Distribution Payment Record Date").

     (2) No distributions on the Class B Common Units shall be authorized by the General Partner or be paid or set apart for payment by the Partnership at such time as the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, prohibits such authorization, payment or setting apart for payment or provides that such authorization, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such authorization or payment shall be restricted or prohibited by law.

     (3) Distributions on the Class B Common Units will be noncumulative. If the General Partner does not authorize a distribution on the Class B Common Units payable on any Distribution Payment Date while any Class B Common Unit is outstanding, then the holder of the Class B Common Units will have no right to receive a distribution for that Distribution Payment Date, and the Partnership will have no obligation to pay a distribution for that Distribution Payment Date with respect to the Class B Common Units.

     (4) No distributions, whether in cash, securities or property, will be authorized or paid or set apart for payment to holders of Common Units for any quarterly period unless for each Class B Common Unit outstanding, a distribution equal to the Class B Dividend Amount with respect to such period has been or contemporaneously is authorized and paid or authorized and a sum sufficient for the payment thereof is set apart for such payment to the holder of the Class B Common Units for the then current distribution period.

     (5) Subject to the rights and preferences of other classes or series of units, the Partnership, at its election, may authorize and pay a distribution to the holder of Class B Common Units in excess of the Class B Dividend Amount.

     (6) Class B Common Units shall not entitle the holder thereof to receive any distribution made in respect of Common Units.

     (C) Liquidation.

     Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Partnership (referred to herein as a "liquidation"), the holder of the Class B Common Units will have no liquidation preference, but will be entitled to share ratably (treating each Class B Common Unit as the equivalent of that number of Common Units into which it may then be exchanged) in any distribution or payment made to holders of Common Units.

     (D) Redemption.

     Class B Common Units will not be redeemable; provided, however, that the foregoing shall not prohibit the Partnership from repurchasing Class B Common Units from the holder thereof if and to the extent such holder agrees to sell such Units.

     (E) Voting Rights.

     The holder of Class B Common Units shall have the right to vote on all matters submitted to a vote of the holders of Common Units; the holder of Class B Common Units and Common Units shall vote together as a single class. In any such vote, the holder of Class B Common Units shall be entitled to one vote with respect to each Class B Common Unit.

     (F) Exchange at Holder's Election.

     (1) Class B Common Units will be exchangeable at any time, at the option of the holder thereof, into Common Units at a rate of one Common Unit per Class B Common Unit, subject to adjustment as described below (the "Exchange Rate"); provided, however, that the right of the holder to exchange a Class B Common Unit for which the Partnership has mailed an Exchange Notice (as defined below) will terminate at the close of business on the fifth Business Day prior to the Exchange Date (as defined below).

     (2) To exercise the exchange right, the holder of Class B Common Units shall provide written notice to the Partnership that such holder elects to exchange such Class B Common Units.

     (3) Each exchange consummated pursuant to this Section (F) shall be deemed to have been effected immediately prior to the close of business on the date on which such notice (and if applicable, payment of an amount equal to the distribution payable on such units) received by the Partnership as aforesaid, and such exchange shall be at the Exchange Rate in effect at such time and on such date.


     (4) The holder of Class B Common Units shall be entitled to receive and retain the distribution payable on such units held on a Distribution Payment Record Date on the corresponding Distribution Payment Date notwithstanding the exchange of such units following such Distribution Payment Record Date and on or prior to such Distribution Payment Date. Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions on exchanged units or for distribution on the Common Units that are issued upon such exchange.

     (G) Exchange at Partnership's Option.

     (1) The Class B Common Units shall not be exchangeable by the Partnership prior to the end of the 54-month period commencing with the Class B Issue Date (as defined below). Subject to Section (J), each Class B Common Unit will be exchangeable at any time after the fifty-four (54) month period immediately following the Class B Issue Date, at the option of the Partnership, into Common Units at the Exchange Rate, plus the amounts indicated in Section (G)(5).

     (2) At least 30 days, but no more than 60 days, prior to a date fixed for exchange of some or all of the Class B Common Units (the "Exchange Date") in accordance with this Section (G), written notice (the "Exchange Notice") shall be given to the holder of the Class B Common Units; provided, however, neither failure to give such notice nor any deficiency therein shall affect the validity of the procedure for the exchange of any Class B Common Unit to be exchanged. The Exchange Notice shall include the following information:

     (i) the Exchange Rate;

     (ii) the number of Class B Common Units to be exchanged;

     (iii) the Exchange Date;

     (iv) that the holder's right to elect to exchange such holder's Class B Common Units for Common Units will terminate on the fifth Business Day prior to the Exchange Date; and

     (v) that dividends on the Class B Common Units to be exchanged shall cease on the Exchange Date unless the Partnership defaults in the issuance of the Common Units issuable upon exchange of such Class B Common Units.

     (3) On or after the Exchange Date, unless the Partnership defaults in the issuance of the Common Units as described above and except as provided in Section (G)(5), (i) all distributions on any Class B Common Units so called for exchange shall cease on the Exchange Date, and all rights of the holder of such Class B Common Units as a holder of such Class B Common Units shall terminate with respect thereto on the Exchange Date, other than the right to receive the Common Units issuable upon exchange thereof, and (ii) such units shall no longer be deemed outstanding for any purpose whatsoever. Until Class B Common Units called for exchange are surrendered in the manner described in the Exchange Notice, no Common Units will be issued in respect thereof. No provision will be made in respect of distributions payable on such Common Units prior to the Exchange Date.

     (4) If the Exchange Date falls after a Distribution Payment Record Date and on or prior to the corresponding Distribution Payment Date, then the holder of Class B Common Units shall be entitled to the distribution payable with respect to Class B Common Units held on the Distribution Payment Record Date on the corresponding Distribution Payment Date notwithstanding the exchange of such units prior to such Distribution Payment Date.

     (H) No Fractional Units.

     No fractional Common Units shall be issued upon exchange of Class B Common Units. The Partnership will pay to the holder of the Class B Common Units (i) such number of Common Units as provided for herein less the whole number Common Units that is the quotient of the amount of cash payable in accordance with (ii) below divided by the Exchange Consideration Amount and (ii) an amount of cash equal to the cash payable by the General Partner as a result of the exchange by the General Partner of its Class B Common Stock, $0.01 per share, for shares of Common Stock.

     (I) Exchange Rate Adjustments.

     (1) The Exchange Rate shall be adjusted from time to time as follows:

     (i) If the Partnership shall after the date on which Class B Common Units are first issued (the "Class B Issue Date") (A) pay or make a distribution to holders of Common Units in the form of Common Units, (B) subdivide its outstanding Common Units into a greater number of units, (C) combine its outstanding Common Units into a smaller number of units or (D) issue any equity securities by reclassification of its Common Units (other than any reclassification by way of merger or binding unit exchange that is subject to Section (I)(2)), then the Exchange Rate in effect at the opening of business on the day following the record date for the determination of unitholders entitled to receive such distribution or at the opening of business on the day following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any Class B Common Unit thereafter surrendered for exchange shall be entitled to receive the number of Common Units and other equity securities issued by reclassification of Common Units that the holder would have owned or have been entitled to receive after the happening of any of the events described above had such units been exchanged immediately prior to the record date in the case of a distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the opening of business on the day following such record date (except as provided in Section (I)(4)) in the case of a distribution and shall become effective immediately after the opening of business on the day next following the effective date in the case of a subdivision, combination or reclassification.

     (ii) If the Partnership shall issue after the Class B Issue Date rights, options or warrants to all holders of Common Units entitling them (for a period expiring within 45 days after the record date for determination of unitholders entitled to receive such rights, options or warrants) to subscribe for or purchase Common Units (or securities convertible into or exchangeable for Common Units) at a price per unit less than the Fair Market Value per Common Unit on the record date for the determination of unitholders entitled to receive such rights, options or warrants, then the Exchange Rate in effect at the opening of business on the day following such record date shall be adjusted to equal the amount determined by multiplying (I) the Exchange Rate in effect immediately prior to the opening of business on the day following the record date fixed for such determination by (II) a fraction, the numerator of which shall be the sum of (A) the number of Common Units outstanding on the close of business on the record date fixed for such determination and (B) the number of additional Common Units offered for subscription or purchase pursuant to such rights, options or warrants and the denominator of which shall be the sum of (A) the number of Common Units outstanding on the close of business on the record date fixed for such determination and (B) the number of units that the aggregate proceeds to the Partnership from the exercise of such rights, options or warrants for Common
Units would purchase at such Fair Market Value. Such adjustment shall become effective immediately after the opening of business on the day following such record date (except as provided in Section (I)(4)). In determining whether any rights, options or warrants entitle the holders of Common Units to subscribe for or purchase Common Units at less than the Fair Market Value, there shall be taken into account any consideration received by the Partnership upon issuance and upon exercise of such rights, options or warrants, with the value of such consideration, if other than cash, to be determined by the General Partner.

     (iii) If the Partnership shall distribute to all holders of its Common Units any equity securities of the Partnership (other than Common Units) or evidence of its indebtedness or assets (excluding cash distributions and those rights, options and warrants referred to in and treated under subparagraph (ii) above), then the Exchange Rate shall be adjusted so that it shall equal the amount determined by multiplying (I) the Exchange Rate in effect immediately prior to the close of business on the record date fixed for the determination of unitholders entitled to receive such distribution by (II) a fraction, the numerator of which shall be the Fair Market Value per Common Unit on the record date for such determination and the denominator of which shall be the Fair Market Value per Common Unit on the record date for such determination less the then fair market value (as determined by the General Partner, whose determination shall be conclusive) of the portion of the equity securities, evidences of indebtedness or assets so distributed applicable to one Common Unit. Such adjustment shall become effective immediately at the opening of business on the day following such record date (except as provided in Section
(I)(4)). For the purposes of this subparagraph (iii), the distribution of equity securities, evidences of indebtedness or assets which are distributed not only to the holders of Common Units on the record date fixed for the determination of unitholders entitled to such distribution, but also are distributed with each Common Unit delivered to the holder of the Class B Common Units at any time after such record date in respect of any Class B Common Units exchanged by such holder, shall not require an adjustment of the Exchange Rate pursuant to this subparagraph (iii), provided that on the date, if any, on which such holder would no longer be entitled to receive in respect of such exchanged Class B Common Units such equity securities, evidences of indebtedness or assets with a Common Unit (other than as a result of the termination of all such equity securities, evidences of indebtedness or assets), a distribution of such equity securities, evidences of indebtedness or assets shall be deemed to have occurred, and the Exchange Rate shall be adjusted as provided in this subparagraph (iii) (and such day shall be deemed to be "the record date fixed for the determination of the unitholders entitled to receive such distribution" and the "record date" within the meaning of the two preceding sentences).

     (iv) The Exchange Rate may be further adjusted from time to time as described in this subparagraph (iv); provided, however, that the Exchange Rate as so adjusted shall only be applicable in the event that the exchange of Class B Common Units is effected pursuant to Section (F) and then, only to Class B Common Units surrendered for exchange in accordance with Section (F); and all adjustments described in this subparagraph (iv) shall be disregarded in the event of any exchange pursuant to Section (G). If during any quarter of any Class B Year, the total distributions paid on a Class B Common Unit for such quarter and the immediately prior quarter is less than the sum of (x) 1/4th of the Unadjusted Class B Dividend Amount applicable to the current quarter plus
(y) 1/4th of the Unadjusted Class B Dividend Amount applicable to the immediately prior quarter, then the Exchange Rate thereafter shall be subject to adjustment as follows. If at the time the exchange option is exercised pursuant to Section (F):

          (a) the Exchange Consideration Amount is equal to or greater than $27.50, then no additional adjustment is required;

          (b) the Exchange Consideration Amount is less than $27.50, but equal to or greater than $22.00, then the Exchange Rate will be multiplied by the quotient of (I) $27.50 divided by (II) the Exchange Consideration Amount;

          (c) the Exchange Consideration Amount is less than $22.00, then the Exchange Rate will be multiplied by 1.25.

     (v) No adjustment in the Exchange Rate shall be required other than by reason of Section (I)(1)(iv) unless such adjustment would require a cumulative increase or decrease of at least 1% in the Exchange Rate; provided, however, that any adjustments that by reason of this subparagraph (v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of this Section (I) (other than this subparagraph (v)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Common Units. Notwithstanding any other provisions of this Section (I), the Partnership shall not be required to make any adjustment of the Exchange Rate for the issuance of any Common Units pursuant to any plan providing for the reinvestment of distributions or interest payable on securities of the Partnership and the investment of additional optional amounts in Common Units under such plan. All calculations under this Section (I) shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-tenth of a unit (with .05 of a unit being rounded upward), as the case may be. Anything in this subsection (1) to the contrary notwithstanding, the Partnership shall be entitled, to the extent permitted by law, to make such increases in the Exchange Rate, in addition to those required by this subsection (1), as it in its discretion shall determine to be advisable in order that any unit distributions, subdivision, reclassification or combination of units, distribution of rights, options or warrants to purchase units or securities, or a distribution of other assets (other than cash distributions) hereafter made by the Partnership to its unitholders shall not be taxable.

     (2) Except as otherwise provided for in Section (I)(1)(i), if the Partnership shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory unit exchange, tender offer for all or substantially all of the Common Units, sale or transfer of all or substantially all of the Partnership's assets or recapitalization of the Common Units) (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which Common Units shall be converted into the right to receive units, stock, securities or other property (including cash or any combination thereof), the Partnership (or its successor in such Transaction) shall make appropriate provision so that each Class B Common Unit, if not converted into the right to receive units, stock, securities or other property in connection with such Transaction in accordance with the third to last sentence of this subsection (2) shall thereafter be exchangeable into the kind and amount of units, stock, securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of Common Units into which one Class B Common Unit was convertible immediately prior to such Transaction, assuming such holder of Common Units (i) is not a Person (as defined below) with which the Partnership consolidated or into which the Partnership merged or which merged into the Partnership or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an affiliate of a Constituent Person and (ii) failed to exercise his rights of the election, if any, as to the kind or amount of units, stock, securities and other property (including cash or any combination thereof) receivable upon such Transaction (each, a "Non-Electing Unit") (provided that if the kind and amount of units, stock, securities and other property (including cash or any combination thereof) receivable upon consummation of such Transaction is not the same for each Non-Electing Unit, the kind and amount of units, stock, securities and other property (including cash or any combination thereof) receivable upon such Transaction by each Non-Electing Unit shall be deemed to be the kind and amount so receivable per unit by a plurality of the Non-Electing Units). The Partnership shall not be a party to any Transaction in which any Class B Common Unit is converted into the right to receive units, stock, securities or other property (including cash or any combination thereof) with an aggregate value (as determined by the General Partner in good faith, whose determination shall be conclusive) less than that receivable by the number of Common Units into which Class B Common Units were exchangeable immediately prior to such Transaction. The Partnership shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this subsection (2), and it shall not consent or agree to the occurrence of any Transaction until the Partnership has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holder of the Class B Common Units that will contain provisions enabling the holder of Class B Common Units that remain outstanding after such Transaction to exchange its Class B Common Units into the consideration received by holders of Common Units at the Exchange Rate in effect immediately prior to such Transaction. The provisions of this subsection (2) shall similarly apply to successive Transactions.

     (3) If:

     (i) the Partnership shall declare a distribution on the Common Units (other than cash distributions which do not constitute extraordinary dividends) or there shall be a reclassification, subdivision or combination of the Common Units; or

     (ii) the Partnership shall grant to the holders of the Common Units of rights, options or warrants to subscribe for or purchase Common Units at less than Fair Market Value; or

     (iii) the Partnership shall enter into a Transaction;

     (iv)  there  shall  occur  the   voluntary  or   involuntary   liquidation,
dissolution or winding up of the Partnership; or

     (v) there shall occur the circumstances described in clause (1)(iv) of Section (I) that would cause the Exchange Rate to be adjusted,

then the Partnership shall notify the holder of the Class B Common Units, as promptly as possible, but at least 15 days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such distribution or rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Units of record to be entitled to such distribution or rights, options or warrants are to be determined or (ii) the date on which such reclassification, subdivision, combination, Transaction or liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Units of record shall be entitled to exchange their Common Units for securities or other property, if any, deliverable upon such reclassification, subdivision, combination, Transaction or liquidation, dissolution or winding up. Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the Proceedings described in this Section (I).

     (4) In any case in which Section (I)(1) provides that an adjustment shall become effective on the day following the record date for an event, the Partnership may defer until the occurrence of such event (i) issuing to the holder of any Class B Common Unit converted after such record date and before the occurrence of such event the additional Common Units issuable upon such conversion by reason of the adjustment required by such event over and above the Common Units issuable upon such conversion before giving effect to such adjustment and (ii) fractionalizing any Class B Common Units and/or paying to such holder any amount of cash in lieu of any fraction pursuant to Section (H).

     (5) There shall be no adjustment of the Exchange Rate in case of the issuance of any equity securities of the Partnership in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section (I). If any action or transaction would require adjustment of the Exchange Rate pursuant to more than one subsection of Section (I)(1), only one adjustment shall be made, and such adjustment shall be the amount of adjustment that has the highest absolute value.

     (6) If the Partnership shall take any action affecting the Common Units, other than action described in this Section (I), that in the opinion of the General Partner would materially adversely affect the exchange rights of the holder of the Class B Common Units, the Exchange Rate for the Class B Common Units shall be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Officers of the General Partner, on behalf of the


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Operating Partnership,  in their sole discretion,  may determine to be equitable in the circumstances.

     (7) The Partnership shall at all times reserve and keep available, free from preemptive rights, for the purpose of effecting any exchange of the Class B Common Units, the full number of Common Units deliverable upon the exchange of all outstanding Class B Common Units not theretofore exchanged.

     (8) The Partnership shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Common Units or other securities or property on exchange of the Class B Common Units pursuant hereto.

     (J) Ownership Limitations.

     The Class B Common Units shall be owned and held solely by the General Partner.

     (K) General.

     The rights of the General Partner, in its capacity as holder of the Class B Common Units, are in addition to and not in limitation on any other rights or authority of the General Partner, in any other capacity, under the Partnership Agreement. In addition, nothing contained herein shall be deemed to limit or otherwise restrict any rights or authority of the General Partner under the Partnership Agreement, other than in its capacity as the holder of the Class B Common Units.

     (L) Definitions.

     "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

     "Class B Dividend Amount" shall have the same meaning as "Class B Dividend Amount" in the Articles Supplementary.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Current Market Price" of any equity security of the Company or the Operating Partnership or any other issuer for any day shall mean the last reported sales price, regular way, on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE or, if such security is not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market or, if such security is not quoted on the Nasdaq National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by Nasdaq or, if bid and asked prices for such security on such day shall not have been reported through Nasdaq the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Operating Partnership's Chief Executive Officer or the General Partner; provided however, that the Current Market Price for the Common Units


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

shall be deemed to be the Current Market Price of the Company's Common Stock, par value $0.01 per share, multiplied by the Exchange Rate.

     "Exchange Consideration Amount" shall mean, on any date of determination, the product of (a) the Market Price of a Common Unit on such date multiplied by
(b) the Exchange Rate on such date, without giving effect to the adjustment described in Section (I)(1)(iv).

     "Fair Market Value" shall mean the average of the daily Current Market Prices per share of the Company's Common Stock during the ten consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex-date" with respect to the issuance or distribution requiring such computation. The term "ex-date", when used with respect to any issuance or distribution, means the first day on which the shares of the Company's Common Stock trade regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, for purposes of determining that day's Current Market Price.

     "Market Price" as to any date shall mean the average of the last sales price reported on the NYSE of the Company's Common Stock, on the ten trading days immediately preceding the relevant date, or if not then traded on the NYSE, the average of the last reported sales price of the Company's Class B Common Stock on the ten trading days immediately preceding the relevant date as reported on any exchange or quotation system over which the Common Stock may be traded, or if not then traded over any exchange or quotation system, then the market price of the Company's Common Stock on the relevant date as determined in good faith by the General Partner.

     "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, and also includes a group as that term is used for purposes of
Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; but does not include an underwriter which participates in a public offering of the Class B Common Units or any interest therein, provided that such ownership by such underwriter would not result in the Operating Partnership being "closely held" within the meaning of Section 856(h) of the Code.

     "Set apart for payment" shall be deemed to include, without any further action, the following: the recording by the Operating Partnership in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to an authorization of a distribution by the General Partner, the allocation of funds to be so paid on any series or class of units of the Operating Partnership.

     "Trading Day" shall mean any day on which the securities in question are traded on the NYSE or, if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted or, if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market or, if such securities are not quoted on the Nasdaq National Market, on the applicable securities market in which the securities are traded.





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